UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 1, 2016
Date of Earliest Event Reported: March 29, 2016
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2501 North Harwood Street, Suite 2410
Dallas, Texas
(Address of principal executive offices)
75201
(Zip code)
(972) 479-5980
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2016, Mid-Con Energy GP, LLC (the “General Partner”), the general partner of Mid-Con Energy Partners, LP (the “Partnership”) appointed Mr. Chad McLawhorn, 40, as Vice President, General Counsel and Secretary of the General Partner.

Mr. McLawhorn will receive salary and benefits, and will participate in the Long-Term Incentive Program (previously filed on January 25, 2012, as Exhibit 4.5, respectively on Form S-8 (File No 333-179161) and amended on November 20, 2015, previously filed as Exhibit 10.1 to the Partnership’s current report on Form 8-K on November 20, 2015), at levels commensurate with his employment grade level and position.
Mr. McLawhorn had previously served as Assistant General Counsel and Corporate Secretary of Samson Resources Corporation since 2014.

Item 7.01	Regulation FD Disclosure.
On March 29, 2016, the Partnership issued a press release announcing Mr. McLawhorn’s appointment. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibits 99.1 Press release dated March 29, 2016.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: April 1, 2016	By:	/s/ Michael D. Peterson
Michael D. Peterson
Chief Financial Officer and Vice President